                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 Current Report
                     Pursuant To Section 13 Or 15(D) Of The
                         Securities Exchange Act Of 1934





Date of Report (Date of earliest event reported):         September 29, 2003
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                        KEYCORP STUDENT LOAN TRUST 1999-A
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             (Exact Name of Registrant as Specified in its Charter)



          New York                                                333-58073-01                           36-7238740
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(State or Other Jurisdiction of Incorporation)              (Commission File Number)        (I.R.S. Employer Identification No.)





c/o Key Bank USA, National Administration as Administrator, 800 Superior Avenue,
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Attn: M. Frances Byrd, Cleveland, Ohio 44114
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                    (Address of Principal Executive Offices)


Registrant's Telephone Number, Including Area Code:        (216) 828-9357
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                             Exhibit Index on Page 4
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                                Page 1 of 8 pages

Item 5. OTHER EVENTS

On September 29, 2003, the KeyCorp Student Loan Trust 1999-A (the "Trust") made its regular, quarterly distribution of funds to holders of the Trust's Floating Rate Asset Backed Certificates and Floating Rate Asset Backed Notes and distributed the Certificateholder's Statement and Noteholder's Statement, filed herewith as Exhibits to this Form 8-K, to Certificateholders and Noteholders of record, respectively.

In reliance upon certain no-action letters, including a letter dated May 9, 1997, issued by the Chief Counsel, Division of Corporate Finance of the Securities and Exchange Commission relating to the KeyCorp Student Loan Trust 1996-A, Registration No. 333-4274, the Trust is hereby filing the Certificateholder's Statement and Noteholder's Statement reflecting the Trust's activities for the period ending August 31, 2003, including a statistical summary of the delinquency and default characteristics of the Trust's student loan portfolio as of such date.

Item 7.     EXHIBITS

Exhibit 99(a) -      Certificateholder's Statement

Exhibit 99(b) -      Noteholder's Statement


                                Page 2 of 8 pages

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 29, 2003




               KeyCorp Student Loan Trust 1999-A,


               By:      KeyBank USA, National Association, as Administrator




               By:                 /s/ DEBRA S. FRONIUS
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                                       Debra S. Fronius
                                       Vice President



                                Page 3 of 8 pages

    EXHIBIT INDEX


Exhibit

99(a)    Certificateholder's Statement                                    5

99(b)    Noteholder's Statement                                           7







                                Page 4 of 8 pages